QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2004

CORNELL COMPANIES, INC.
Exact Name of Registrant as Specified in its Charter

Delaware State of Incorporation or Organization	1-14472 Commission File Number	76-0433642 I.R.S. Employer Identification No.
1700 West Loop South, Suite 1500 Houston, Texas Address of Principal Executive Offices		77027 (Zip Code)

(713) 623-0790
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01    Entry into a Material Definitive Agreement

        On October 6, 2004, the Company entered into an amendment with the Federal Bureau of Prisons with respect to the Moshannon Valley Correctional Facility. Pursuant to the amendment, the Company is required to complete the construction of the facility by March 27, 2006. The facility will house 1,300 male inmates. The contract to operate the facility, which will begin upon receipt of the first inmate, is for three years and the Bureau has the option to grant seven 1-year extensions. The potential contract value for the initial three years is $111.8 million and the facility is scheduled to begin operation in early 2006.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2004

CORNELL COMPANIES, INC.
By:	/s/ JOHN R. NIESER
Name:	John R. Nieser
Title:	Treasurer and Acting Chief Financial Officer

3

QuickLinks

  Item 1.01 Entry into a Material Definitive Agreement
SIGNATURE